UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025
___________

FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-38874 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

Registrant’s telephone number, including area code: (540) 465-9121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	FXNC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

An Annual Meeting of Shareholders of First National Corporation (the "Company") was held on May 14, 2025 for the purpose of considering and acting upon the following matters:

(1)	The election of thirteen directors to serve for a term of one year;

(2)	The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2025;

(3)	To hold an advisory vote on executive compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement; and

(4)	To consider and approve a non-binding advisory recommendation on the frequency of future votes on the Company’s executive compensation program.

The final voting results for each proposal, including the votes for and against, and any withheld, abstained, or broker non-votes, are described below.

Proposal 1 - Election of Directors

The Company's shareholders elected all ten nominees for director. For each nominee, the votes cast for and against, as well as withheld and broker non-votes, were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Jason C. Aikens	4,962,184	75,133	1,356,343
Emily Marlow Beck	4,961,847	75,470	1,356,343
Boyce E. Brannock	4,971,959	65,358	1,356,343
Elizabeth H. Cottrell	4,972,199	65,118	1,356,343
W. Michael Funk	4,953,883	83,434	1,356,343
Scott C. Harvard	4,924,447	112,870	1,356,343
George Edwin Holt, III	4,987,205	50,112	1,356,343
Toni T. Lee-Andrews	5,000,463	36,854	1,356,343
Kirtesh Patel	4,960,867	76,450	1,356,343
Gerald F. Smith, Jr.	4,978,847	58,470	1,356,343
Norman D. Wagstaff, Jr.	4,988,907	48,410	1,356,343
James R. Wilkins, III	5,005,390	31,927	1,356,343
William S. Wilkinson	4,987,438	49,879	1,356,343

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company's shareholders approved the ratification of the Audit Committee's selection of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2025. The votes cast for and against this proposal, as well as the votes abstained, were as follows:

For	Against	Abstain
6,366,264	22,432	4,964

Proposal 3 -
Non-Binding Vote on Executive Compensation

The Company's shareholders approved the advisory vote on the compensation of the Company's executive officers named in the proxy statement for the 2025 Annual Meeting of Shareholders. The votes cast for and against this proposal, as well as votes abstained and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
4,820,738	183,279	33,300	1,356,343

Proposal 4 - Frequency of Future Advisory Votes on Executive Compensation

The Company's shareholders approved the three-year voting cycle on the advisory vote on the Company’s executive compensation program.
The votes cast for and against this proposal, as well as votes abstained, were as follows:

1 Year	2 Years	3 Years	Abstain
1,801,645	58,673	3,153,386	23,613

Item 8.01	Other Events.

On May 14, 2024, the Board of Directors of the Company declared a quarterly cash dividend of $0.155 per common share, which is payable on June 13, 2025, to shareholders of record as of May 30, 2025.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION
(Registrant)

Date: May 14, 2025	By:	/s/ Brad E. Schwartz
Brad E. Schwartz
Executive Vice President and Chief Financial Officer

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